October 5, 2020

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Attn: Filing Desk

Re:	Adamis Pharmaceuticals Corporation
Registration Statement on Form S-3

Ladies and Gentlemen:

On behalf of Adamis Pharmaceuticals Corporation (the “Company”), we submit for filing under the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-3 covering the possible resale by certain selling stockholders of shares of common stock of the Company that are issuable upon exercise of certain outstanding common stock purchase warrants, pursuant to Rule 415 of the Act, together with certain exhibits thereto. The Company’s common stock is listed on the Nasdaq Capital Market. As a result of the closing prices for the Common Stock as reported on the Nasdaq Capital Market for several trading days during August 2020, including without limitation August 11, 2020, which date is within 60 days prior the date of filing of this registration statement, the aggregate market value of the voting common stock held by non-affiliates of the Company exceeded $75 million. As a result, the Company is not subject to the limitations on the use of the Form S-3 registration statement under General Instruction No. B.6 of Form S-3, if the Company was utilizing Form S-3 to register a primary offering of securities.

This filing is being effected by EDGAR. Please note that the Company has wired the filing fee to the account of the Securities and Exchange Commission.

Please call the undersigned at (916) 558-6110, with any questions or comments.

WEINTRAUB TOBIN CHEDIAK COLEMAN GRODIN
Law Corporation

/s/ C. Kevin Kelso
C. Kevin Kelso